UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2004


                        CIT Equipment Collateral 2004-VT1
             (Exact Name of Registrant as Specified in its Charter)


      Delaware                      333-53688-03                 83-0388773
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


                            c/o The Bank of New York
                        Attn: Corporate Trust Department,
                        CIT Equipment Collateral 2004-VT1
                        101 Barclay Street, Floor 12 East
                            New York, New York 10286
              (Address of principal executive offices and zip code)


       Registrants' telephone number, including area code: (212) 328-7538



                                       N/A
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.                 FINANCIAL STATEMENTS AND EXHIBITS.

(c). Exhibits.

         The following are filed herewith. The exhibit numbers correspond with items 601(b) of Regulation S-K.

EXHIBIT NO.                         DESCRIPTION
99.1                             Pool Data Report

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CIT EQUIPMENT COLLATERAL 2004-VT1


                                            By:  CIT FINANCIAL USA, INC.,
                                                 as Servicer


                                            By:  /s/ Barbara Callahan
                                                 -------------------------
                                                 Name:   Barbara Callahan
                                                 Title:  Vice President




Dated:   October 12, 2004

Exhibit 99.1 - Pool Data Reprot

CIT EQUIPMENT COLLATERAL 2004-VT1
COMPOSITION OF CONTRACT POOL
at June 30, 2004


                                                                 WEIGHTED            WEIGHTED             AVERAGE
                                               CURRENT            AVERAGE             AVERAGE            REQUIRED
                          NUMBER               REQUIRED           ORIGINAL           REMAINING            PAYOFF
                            OF                 PAYOFF               TERM                TERM              AMOUNT
                        CONTRACTS              AMOUNT              (RANGE)             (RANGE)            (RANGE)
                        ---------              --------          ---------           ---------           ---------

                          61,714        $776,444,482            44.64 months        33.33 months          $12,581
                                                             (13 to 84 months)    (8 to 79 months)   ($0 to $3,118,468)


Type of Contract
at June 30, 2004


                                                % OF
                                                TOTAL                                    % OF
                           NUMBER              NUMBER               REQUIRED            REQUIRED
                           OF                    OF                  PAYOFF              PAYOFF
TYPE OF CONTRACT           CONTRACTS          CONTRACTS              AMOUNT              AMOUNT
----------------           ---------          ---------             --------            ---------

True Leases                   33,267              53.91%             540,623,929          69.63%
Finance Leases                28,447              46.09              235,820,554          30.37
                           ---------------------------------------------------------------------
Total                         61,714             100.00%             776,444,482         100.00%
                           =====================================================================

CIT EQUIPMENT COLLATERAL 2004-VT1
GEOGRAPHICAL DISTRIBUTION
(Based on obligor billing address)
at June 30, 2004

                                             % OF
                                             TOTAL                               % OF
                               NUMBER        NUMBER          REQUIRED           REQUIRED
                                OF            OF              PAYOFF             PAYOFF
STATE                         CONTRACTS     CONTRACTS         AMOUNT             AMOUNT
-----                         ---------     ---------        -----------        ---------

Alabama                          670           1.09%           4,947,839          0.64%
Alaska                           118           0.19              564,011          0.07
Arizona                        1,125           1.82           21,591,904          2.78
Arkansas                         384           0.62            4,334,249          0.56
California                     7,431          12.04           83,573,293         10.76
Colorado                       1,534           2.49           12,331,200          1.59
Connecticut                      979           1.59           16,581,273          2.14
Delaware                         202           0.33            2,751,238          0.35
District of Columbia             408           0.66            8,955,795          1.15
Florida                        5,119           8.29           61,154,997          7.88
Georgia                        2,019           3.27           22,622,075          2.91
Hawaii                           142           0.23            1,762,377          0.23
Idaho                            160           0.26              929,191          0.12
Illinois                       1,742           2.82           25,799,045          3.32
Indiana                          829           1.34            9,279,542          1.20
Iowa                             346           0.56            5,759,101          0.74
Kansas                           323           0.52            5,613,444          0.72
Kentucky                         460           0.75            3,145,461          0.41
Louisiana                        664           1.08            5,702,253          0.73
Maine                            100           0.16              424,689          0.05
Maryland                       1,214           1.97           11,827,535          1.52
Massachusetts                  2,079           3.37           25,322,864          3.26
Michigan                       2,337           3.79           34,926,018          4.50
Minnesota                        926           1.50           13,885,065          1.79
Mississippi                      289           0.47            1,515,256          0.20
Missouri                         855           1.39            9,660,095          1.24
Montana                          125           0.20              355,333          0.05
Nebraska                         191           0.31            2,020,548          0.26
Nevada                           353           0.57            3,075,890          0.40
New Hampshire                    311           0.50            2,103,994          0.27
New Jersey                     3,446           5.58           61,524,075          7.92
New Mexico                       252           0.41            1,458,941          0.19
New York                       5,904           9.57           70,610,869          9.09
North Carolina                 1,527           2.47           12,154,294          1.57
North Dakota                     113           0.18              664,360          0.09
Ohio                           1,698           2.75           20,417,223          2.63
Oklahoma                         531           0.86            7,040,589          0.91
Oregon                           688           1.11            7,305,243          0.94
Pennsylvania                   2,811           4.55           38,914,268          5.01
Rhode Island                     202           0.33            2,451,412          0.32
South Carolina                   641           1.04            5,097,942          0.66
South Dakota                     117           0.19              729,985          0.09
Tennessee                      1,211           1.96           15,283,427          1.97
Texas                          4,838           7.84           74,561,158          9.60
Utah                             273           0.44            2,261,771          0.29
Vermont                          133           0.22            1,253,793          0.16
Virginia                       1,589           2.57           19,952,835          2.57
Washington                     1,247           2.02           16,182,635          2.08
West Virginia                    204           0.33            1,245,570          0.16
Wisconsin                        792           1.28           14,519,871          1.87
Wyoming                           62           0.10              298,646          0.04
                           ----------      --------       --------------        ------
Total                          61,714        100.00%         776,444,482        100.00%
                           ==========      ========       ==============        ======


CIT EQUIPMENT COLLATERAL 2004-VT1
PAYMENT STATUS
at June 30, 2004


                                                    % OF
                                                     TOTAL                               % OF
                                       NUMBER        NUMBER          REQUIRED           REQUIRED
                                         OF            OF              PAYOFF             PAYOFF
DAYS DELINQUENT                       CONTRACTS     CONTRACTS         AMOUNT             AMOUNT
---------------                       ---------     ---------        -----------        ---------

Current, including 1 to 30 day
delinquent contracts                     59,436        96.31%        755,078,498           97.25%
31-60 days delinquent                     1,181         1.91          12,990,834            1.67
61-90 days delinquent                       433         0.70           3,500,867            0.45
91-120 days delinquent                      249         0.40           1,831,055            0.24
Over 120 days delinquent                    415         0.67           3,043,230            0.39
                                     ----------     --------        ------------         -------
Total                                    61,714       100.00%        776,444,482          100.00%
                                     ==========     ========        ============         =======


Equipment Type
at June 30, 2004

                                                    % OF
                                                     TOTAL                               % OF
                                       NUMBER        NUMBER          REQUIRED           REQUIRED
                                         OF            OF              PAYOFF             PAYOFF
TYPE OF EQUIPMENT                     CONTRACTS     CONTRACTS         AMOUNT             AMOUNT
-----------------                     ---------     ---------        -----------        ---------

Computers                                43,499        70.48%        390,072,462           50.24%
Telecommunciations                        8,630        13.98         197,645,671           25.46
General Office Equipment/Copiers          6,758        10.95         129,113,603           16.63
Software                                    362         0.59          37,696,162            4.85
Automotive                                2,305         3.73          19,380,847            2.50
Other (1)                                   160         0.26           2,535,738            0.33
                                     ----------     --------        ------------         -------
Total                                    61,714       100.00%        776,444,482          100.00%
                                     ==========     ========        ============         =======



(1) Includes $88,783 as the largest and $15,848 as the average Required Payoff Amount

CIT EQUIPMENT COLLATERAL 2004-VT1
REQUIRED PAYOFF AMOUNT
at June 30, 2004


                                                    % OF
                                                     TOTAL                               % OF
                                       NUMBER        NUMBER          REQUIRED           REQUIRED
                                         OF            OF              PAYOFF             PAYOFF
REQUIRED PAYOFF AMOUNT                CONTRACTS     CONTRACTS         AMOUNT             AMOUNT
----------------------                ---------     ---------        -----------        ---------

      0.01 - 5,000.00                    37,639         60.99%       $87,135,092           11.22%
     5,000.01 -    10,000.00             10,593         17.16         75,070,379            9.67
    10,000.01 -    15,000.00              4,324          7.01         52,533,325            6.77
    15,000.01 -    25,000.00              3,786          6.13         72,785,754            9.37
    25,000.01 -    50,000.00              2,865          4.64         98,500,178           12.69
    50,000.01 -   100,000.00              1,430          2.32         99,013,934           12.75
   100,000.01 -   150,000.00                399          0.65         48,051,224            6.19
   150,000.01 -   250,000.00                356          0.58         67,117,833            8.64
   250,000.01 -   500,000.00                216          0.35         73,236,041            9.43
   500,000.01 - 1,000,000.00                 74          0.12         49,157,654            6.33
 1,000,000.01 - 2,000,000.00                 24          0.04         33,379,614            4.30
 2,000,000.01 - 3,000,000.00                  6          0.01         14,239,661            1.83
 3,000,000.01 - 3,118,467.81                  2          0.00          6,223,793            0.80%
                                      ---------      --------       ------------         -------
Total                                    61,714        100.00%      $776,444,482          100.00
                                      =========      ========       ============         =======


REMAINING TERM
at June 30, 2004


                                                    % OF
                                                     TOTAL                               % OF
                                       NUMBER        NUMBER          REQUIRED           REQUIRED
                                         OF            OF              PAYOFF             PAYOFF
REMAINING TERMS OF CONTRACT           CONTRACTS     CONTRACTS         AMOUNT             AMOUNT
---------------------------           ---------     ---------        -----------        ---------
(months)

 0- 12                                   4,311           6.99%        30,974,064            3.99%
13- 24                                  18,930          30.67        209,468,349           26.98
25- 36                                  22,106          35.82        230,132,378           29.64
37- 48                                   9,744          15.79        141,679,157           18.25
49- 60                                   6,614          10.72        163,225,683           21.02
61- 72                                       7           0.01            831,451            0.11
73- 84                                       2           0.00            133,400            0.02%
                                      --------       --------       ------------         -------
 Total                                  61,714         100.00%      $776,444,482          100.00
                                      =========      ========       ============         =======

CIT EQUIPMENT COLLATERAL 2004-VT1
TYPES OF OBLIGOR
at June 30, 2004


                                                                        % OF
                                                                        TOTAL                             % OF
                                                         NUMBER        NUMBER           REQUIRED           REQUIRED
                                                           OF            OF              PAYOFF             PAYOFF
TYPE OF OBLIGOR                                          CONTRACTS     CONTRACTS        AMOUNT             AMOUNT
---------------                                          ---------     ---------        --------           ---------
Services Organizations (1)                                  26,685         43.24%      331,386,160           42.68%
Manufacturing                                                6,850         11.10       145,024,656           18.68
Finance, Insurance, & Real Estate
    (Financial Institution)                                  6,238         10.11        80,330,413           10.35
Wholesale Trade                                              4,225          6.85        49,797,378            6.41
Medical /Healthcare Organizations                            3,361          5.45        45,395,020            5.85
Retail Trade                                                 4,924          7.98        37,864,009            4.88
Communications & Utilities                                     843          1.37        20,529,941            2.64
Construction                                                 2,942          4.77        16,885,429            2.17
Transportation                                               1,465          2.37        16,394,649            2.11
Printing, Publishing & Allied Products                         783          1.27        10,981,157            1.41
Resources & Agriculture                                        923          1.50        10,394,379            1.34
Other (2)                                                    2,217          3.59         7,790,150            1.00
Government                                                     258          0.42         3,671,141            0.47
                                                         ---------      --------      ------------         -------
Total                                                       61,714        100.00%      776,444,482          100.00%
                                                         =========      ========      ============         ========

(1) Primarily: Engineering, Accounting and Research (22.08%); Business Services (19.30%); Miscellaneous Service Organizations (13.29%); Legal Services (8.91%): and Educational Svcs (8.82%).
(2) Includes $341,252 as the largest required payoff amount relating to a single obligor.

   As shown in the table above, the servicer's records lists 1.00% of the total required payoff amount in the category of "Other" types of obligor. The servicer notes that the collateral securing approximately .90% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.10% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.





OBLIGOR CONCENTRATION


                                                                                                     % OF
                                                  NUMBER        % OF TOTAL      REQUIRED           REQUIRED
OBLIGORS (INCLUDING CONTRACTS SECURING              OF          NUMBER OF       PAYOFF              PAYOFF
VENDOR LOANS)                                    CONTRACTS      CONTRACTS       AMOUNT              AMOUNT
------------                                     ---------      ----------      --------           ---------
Top 5 Obligors                                       331          0.54%      $  41,705,761            5.37%


   The Top 5 obligors conduct business in the Services (2.18%) and Manufacturing industries (3.19%).

CIT EQUIPMENT COLLATERAL 2004-VT1
SCHEDULED PAYMENTS FROM THE CONTRACTS
at June 30, 2004

    COLLECTION             SCHEDULED              COLLECTION           SCHEDULED
    PERIOD                 CASHFLOWS              PERIOD               CASHFLOWS
    -----------            ---------              ----------           ---------
Positive Rent Due         5,219,339.10

July-2004                24,912,852.48          November-2007       5,865,495.33
August-2004              29,141,870.16          December-2007       5,660,135.33
September-2004           28,486,611.98          January-2008        5,529,880.55
October-2004             31,821,572.42          February-2008       5,349,155.97
November-2004            28,501,745.65          March-2008          5,179,419.29
December-2004            28,037,268.36          April-2008          4,660,464.45
January-2005             31,422,590.98          May-2008            4,081,403.41
February-2005            28,944,387.75          June-2008           3,617,890.00
March-2005               27,827,837.44          July-2008           3,141,457.82
April-2005               30,948,419.46          August-2008         2,593,099.13
May-2005                 26,899,803.90          September-2008      2,008,697.26
June-2005                26,116,511.55          October-2008        1,452,795.17
July-2005                29,035,382.12          November-2008         966,201.70
August-2005              25,325,562.59          December-2008         515,889.89
September-2005           24,190,985.69          January-2009          254,363.86
October-2005             25,644,023.60          February-2009          65,937.70
November-2005            22,688,626.76          March-2009             32,207.36
December-2005            21,447,791.50          April-2009             24,921.08
January-2006             22,966,251.58          May-2009               21,997.73
February-2006            20,801,252.04          June-2009              21,323.66
March-2006               20,131,115.95          July-2009              15,775.11
April-2006               20,485,139.01          August-2009            14,092.16
May-2006                 17,894,043.44          September-2009         14,093.16
June-2006                16,484,681.92          October-2009            6,681.61
July-2006                15,368,349.09          November-2009           6,681.61
August-2006              13,756,492.69          December-2009           6,319.87
September-2006           12,239,143.90          January-2010            6,320.87
October-2006             10,878,309.85          February-2010           6,280.51
November-2006             9,455,297.34          March-2010              6,280.51
December-2006             8,578,433.66          April-2010              6,281.51
January-2007              8,243,077.50          May-2010                1,926.63
February-2007             7,961,682.13          June-2010               1,926.63
March-2007                7,698,667.05          July-2010               1,926.63
April-2007                7,427,073.00          August-2010             1,926.63
May-2007                  7,138,628.61          September-2010          1,926.63
June-2007                 6,951,798.17          October-2010              754.93
July-2007                 6,845,639.08          November-2010             754.93
August-2007               6,516,552.42          December-2010             755.93
September-2007            6,335,410.15          January-2010                 -
October-2007              6,139,330.12